Exhibit 10.17

Supply Agreement - FUSION

CERTAIN CONFIDENTIAL PORTIONS OF THIS EXHIBIT HAVE BEEN OMITTED AND REPLACED WITH “[***]”. SUCH IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THIS EXHIBIT BECAUSE IT IS (I) NOT MATERIAL AND (II) WOULD LIKELY CAUSE COMPETITIVE HARM TO THE COMPANY IF DISCLOSED.

SUPPLY AGREEMENT (“Supply Agreement”) effective as of the date of last signing (“Effective Date”) between Centre for Probe Development and Commercialization, a not-for-profit research and services institution with offices located at McMaster University, Nuclear Research Building, 1280 Main Street West, Hamilton, Ontario, Canada, L8S 4K1, (“CPDC”), and FUSION Pharmaceuticals Inc. (“FUSION”), having a place of business at 270 Longwood Road South, Hamilton, Ontario, Canada, L8P 0A6, (together the “Parties” each a “Party”). This document defines the terms and conditions under which CPDC will provide FUSION the Product outlined in this Supply Agreement.

This Supply Agreement is conducted under the general provisions of the Master Services Agreement and the Quality Agreement entered into between the PARTIES. Unless explicitly stated within this Supply Agreement should there be discrepancies between the Supply Agreement and the Master Services Agreement, then the Master Services Agreement will be the controlling document.

1.	“Products”:

1.1	Ac-225 FPI-1434

1.2	[***]

1.3	The specifications for the Products are further defined in Schedule 2.

2.	Definitions

As used herein, the following terms shall have the following meanings:

2.1	Affiliate(s) shall exclude CPDC, when referring to FUSION’S affiliates, and shall exclude FUSION, when referring to CPDC’s affiliates.

2.2	“Batch” shall mean a single production, testing and release of Product according to the approved and validated processes.

2.3

“Clinical Phase” shall mean the period during which human studies involving the Products are performed for the purpose of evaluating the safety, efficacy and appropriate dose ranges of Product (“Clinical Trials”), to secure marketing approval from a Regulatory Authority.

2.4

“Current Good Manufacturing Practices” or “cGMP(s)” shall mean the standards required by the Regulatory Authority for the manufacturing, testing and quality control of pharmaceutical materials, which practices are current on the Effective Date of this Agreement and may be supplemented, amended or modified by such regulatory authority from time to time.

2.5	“Date of Manufacturing” shall mean the date on which the drug product is produced.

2.6	“[***] Territory” shall mean the territories [***] for which CPDC shall be the [***] supplier of Products for Fusion.

2.7	“Master Services Agreement” the agreement executed between the Parties on the 21st day of February, 2017.

2.8	“Precursors” shall mean the starting materials required to produce Product. For the purpose of this agreement, the Precursors are defined as FPI-1175 and [***].

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Supply Agreement - FUSION

2.9

“Process’ shall mean a GMP-validated method for producing the Product, including formulation, manufacturing controls, and all applicable testing and evaluation suitable to meet regulatory requirements for use of the Product in clinical trials.

2.10

“Production Order* shall mean a written request from FUSION to CPDC authorizing the manufacture of one or more Batches of a Product as further described in Section 3.2. The Production Order is jointly maintained by CPDC and FUSION based on clinical trial requirements.

2.11

“Quality Agreement” means the agreement separately executed between the Parties defining the Specifications, applicable standards, commitment, responsibilities, and activities that both FUSION and CPDC will undertake to ensure that the cGMP manufacturing and services as expressly required under this Agreement and the Master Services Agreement are in full compliance.

2.12

“Regulatory Authority” means the United States Food and Drug Administration (“FDA’), European Medicines Agency (‘EMA’), Health Canada and/or any other governmental, regulatory or administrative body having jurisdiction over any activities conducted under this Agreement.

2.13

“Specifications” shall mean the standards established in writing by the Parties for the characteristics, quality, and quality control testing of Product, and its constituents, components, and packaging, as further described in Section 4.4 below and Schedule 2, and as in effect from time to time.

2.14	“Unit” shall refer to an individual vial of Product produced according to the approved specifications.

3.	Manufacture and Supply of Products

3.1

Scope and Object; Engagement. This Supply Agreement governs Clinical Phase supply for the Products in connection with Clinical Trials sponsored by FUSION, and in accordance with the responsibilities and obligations attributed to each of the Parties as set out in this Supply Agreement.

Accordingly, FUSION hereby engages CPDC, and CPDC hereby accepts such engagement, to supply Products for the Territory in connection with FUSION’S Clinical Trials.

The Products shall be manufactured by CPDC at the location in its cGMP facilities in the Nuclear Research Building (NRB) and on the campus of McMaster University in Hamilton, Ontario, Canada, established for this purpose pursuant to Deliverables defined within Supply Agreement.

For the avoidance of doubt, it shall be the responsibility of FUSION or its designate to file, obtain and maintain any Investigational New Drug (IND) applications, registrations, listings, authorizations and approvals, as the Regulatory Authority may require to enable use of Product in Clinical Trials, and provide CPDC with all particulars thereof and developments thereunder.

Both Parties acknowledge that at the time of signing this Supply Agreement that the CPDC is subject to a supply restriction to the United States of America (the “USA”) due to and Import Alert 66-40 (the “Import Alert”) issued by the FDA.

3.2	Production Orders. From time to time during the Term set forth in Section 6 of this Supply Agreement, FUSION and CPDC will agree to binding Production Orders for Products, as follows:

(a)

Based on a template order form for such Production Orders provided by CPDC to FUSION, FUSION shall complete the Production Order in such form [***] no later than (a) the order cut-off period for the third-party isotope providers (“Minimum Lead Time”).

•	In the case of [***] the isotope order cut-off is [***] eastern standard time the week prior to isotope delivery

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Supply Agreement - FUSION

•	In the case of Actinium-225 the isotope order cut-off is [***] eastern standard time the week prior to isotope delivery.

(b)

CPDC will respond, by email, the acceptance or rejection of each duly completed Production Order within [***] of receipt of such Production Order (an ‘Accepted Production Order” or “Rejected Production Order,” respectively). If there is no response to a Production Order within such timeline, it shall be considered an Accepted Production Order. In the case of a Rejected Production Order, [***].

(c)

FUSION shall be entitled to make changes to Production Orders (a ‘Change Order”) to alter the quantity of Units packaged or distributed up to [***] prior to the Date of Manufacturing by providing CPDC with written notice [***]. CPDC will respond, by email, the acceptance or rejection of each Change Order within [***] of receipt of such change (an “Accepted Change Order” or “Rejected Change Order,” respectively). If there is no response to a Change Order within such timeline, it shall be considered an Accepted Change Order. In the case of a Rejected Change Order, [***]. Changes to the number of Units packaged or distributed with less than [***] notice will be subject to the applicable [***] defined in Schedule 1. Notwithstanding the foregoing, CPDC is unable to alter the total quantity of Product produced after the order deadlines imposed by any third-party isotope supplier.

(d)	Cancelation of a Production Orders:

(i)	[***]

(ii)	All cancellations of Production Orders shall be provided to CPDC by FUSION in writing [***].

(e)	[***].

3.3

Shipping: All deliveries of Products shall be Free Carrier shipping point [***]. For greater certainty, [***] shall take ownership of and bear all risk of loss of or damage to the Products at the origin of the shipment.

(a)	If requested, [***] shall arrange for any insurance desired by [***] on shipments of Product, in amounts that [***] shall determine, and naming [***].

(b)	When shipping Product, CPDC shall comply with all applicable laws and regulations, [***].

(c)

All costs and responsibility for return shipping of any Products [***] and or re-usable packaging including but not limited to, lead pots, cardboard boxes or foam inserts, and/or other materials shall be borne by [***].

(d)

In the event that any Product packaging materials are returned for reuse from clinical trial sites, [***] shall be responsible for transportation, disposal and/or replacement of any damaged, unusable or lost materials, if applicable.

3.4

Inability to Supply. In the event that it becomes apparent to CPDC at any time that it will be unable to fulfill any Production Order, then CPDC shall immediately notify FUSION in writing of CPDC’s inability to meet such requirements for Product, along with a specific indication of the amount of such shortfall in manufacture of Product and anticipated timing of delivery. If CPDC is unable to fulfill the Production Order or any portion thereof within [***] of the planned delivery, then either:

(a)	CPDC will [***]; or

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Supply Agreement - FUSION

(b)	CPDC will [***].

3.5

Pricing and Payment Terms. Schedule 1 of this Supply Agreement details the pricing and payment terms for the Product. For supply of Product, CPDC shall invoice FUSION [***]. CPDC shall send such invoices to:

Address:

270 Longwood Rd. South

Hamilton, Ontario L8P 0J6

Canada

[***]

FUSION shall pay such invoice within [***] of receipt of the invoice in accordance with the Supply Agreement

3.6

Batch Testing. FUSION shall have the right but not the obligation to conduct any Batch testing [***] or investigation it determines to be of value to determine compliance of Product with the Specifications and/or pursuant to any other standard imposed by law. A Batch shall be deemed to be acceptable if, upon testing, it meets the Specifications, relevant cGMP standards, all other applicable laws, rules and regulations (and any additional tests as agreed by the Parties). If either Party discovers that a Batch does not meet the Specifications, relevant cGMP standards or other applicable laws, rules or regulations, then the discovering Party shall promptly communicate with the other Party. All warranty obligations of CPDC with respect to a particular Batch shall cease and have no effect to the extent that any defect in such Batch arises from abuse, misuse, alteration, mishandling, improper storage or gross negligence by FUSION or FUSION’S employees, representatives, agents, suppliers or carriers, or defects in Precursor materials furnished by FUSION which are used in the production of such Batch.

3.7

Dispute Over Quality. In the event of a conflict regarding whether or not Product met the Specifications, cGMP standards or other applicable laws, rules or regulations, at the time of delivery, which CPDC and FUSION are unable to resolve after a good faith attempt by both Parties to resolve such matter in a period of [***] after the conflict arises, a sample of such Product shall be submitted by FUSION or its designee to an independent laboratory or quality assurance professional reasonably acceptable to both Parties for testing or review of the batch documentation. Any test results obtained by such laboratory shall be final and controlling for purposes of this Agreement. In the event the independent review and/or test results indicate that the rejected Product in question met the Specifications, cGMP standards, and all other applicable laws, rules and regulations, then [***].

3.8

Non-Conforming Products. In the event it is settled pursuant to Section 3.6 or 3.7 that Product in question did not meet the Specifications, cGMP standards or other applicable laws, rules or regulations, FUSION shall be entitled [***].

4.	Additional Obligations of the Parties

4.1	Record Keeping, Inspection, etc. CPDC shall:

(a)

conform to the provisions detailed within the Quality Agreement, which includes the right of FUSION to conduct inspections, and the responsibility of CPDC to conduct quality control testing of Product prior to shipment and ensure conformance with the Specifications. CPDC shall retain or have retained accurate and complete records pertaining to such testing. Each shipment of CPDC hereunder shall be accompanied by a certificate of analysis for each Batch of CPDC therein;

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Supply Agreement - FUSION

(b)

keep accurate financial records of all Services performed and passthrough costs under this Supply Agreement and all amounts to be invoiced to FUSION and all invoice calculations, and, upon request by FUSION, make such records available for review by FUSION or its representatives to permit verification of the correctness of such amounts and calculations.

4.2

Licenses and Permits. CPDC shall be responsible for obtaining and maintaining any and all facility or other licenses, permits, registrations, and any regulatory approvals necessary to manufacture, handle, store, label, package and prepare under cGMP conditions Products for shipment, and the packaging, supply and export of Product to FUSION or its designees in accordance with the terms and conditions of this Agreement for the Clinical Phase. This includes, but is not limited to, the use and handling of radioactive materials. For greater certainty CPDC will abide by all laws, rules and regulations as applicable for radiation safety by the Canadian Nuclear Safety Commission (“CNSC”) for compliance.

4.3

Precursor and Reference Standards. FUSION or, at FUSION’S discretion, its designee, shall provide to CPDC, at no charge, Precursor and reference standards, which meet the Specifications and in sufficient quantities to permit CPDC to meet its Production Schedule obligations hereunder. FUSION shall provide to CPDC all required supporting documentation required for its use in manufacturing the Product. In the event that the Precursor supplied by FUSION is found to be adulterated, damaged, or with compromised packaging, or not shipped within the required environmental conditions CPDC shall return the Precursor at FUSION’S cost. Should the applicable regulations require that CPDC audit FUSION’S Precursor supplier, FUSION shall compensate CPDC for the time and reasonable out of pocket expenses required to complete the audit. CPDC shall only use Precursor and reference standards provided hereunder for the development, validation or manufacture of Products pursuant to this Agreement. FUSION shall at all times retain title in and to such Precursor and reference standard materials in CPDC’s possession. FUSION, to the best of its knowledge, represents and warrants to CPDC that it has all requisite rights and intellectual property in such Precursor and reference standard so as to permit their use by CPDC as contemplated by this Agreement without infringement of any third party rights.

4.4

Product Specifications. It is understood that the Specifications may be subject to change from time-to-time based on written agreement by both Parties and in accordance to the Quality Agreement. The current Product Specifications may be referred to within the CPDC controlled document attached as Schedule 2 hereto which is approved at the effective date of this Supply Agreement.

4.5

Changes by CPDC. CPDC shall manufacture Product in compliance with the approved batch records, Specifications, applicable cGMPs, the Quality Agreement, and all applicable laws, rules and regulations, and shall not make any changes contravening that specified within the Quality Agreement.

4.6

Complaints and Adverse Reactions. CPDC or FUSION shall provide to each other prompt notice of any information either of them receives regarding the safety of the Precursor, reference standards, excipients, Products or isotopes, including any confirmed or unconfirmed information regarding adverse, serious or unexpected events associated with any Product that may implicate the manufacture of the Product or one of its components; provided, however, that FUSION shall not be required to provide Clinical Trial reporting to CPDC. For all complaints with respect to any Product of which a Party becomes aware concerning adverse reactions or safety issues, notice must be given by telephone within [***] after receipt of the information, followed immediately with written notice, advising the other Party, regardless of the origin of such information. Any other complaints shall be reported in writing to the other party [***]. CPDC agrees to co-operate with FUSION and any Regulatory Authority in evaluating any complaint, claim, safety or adverse use report related to any Product CPDC will provide timely assistance in responding to any such complaints, including reviews of Batch records and retained samples as well as any necessary testing within reason.

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Supply Agreement - FUSION

4.7

Recalls. FUSION shall notify CPDC promptly if any Product is the subject of a recall or correction (a “Recall”), and FUSION and/or its designee shall have sole responsibility for the handling and disposition of such Recall. [***].

(a)

In the event that CPDC disputes FUSION’S determination that the fault is due to CPDC and/or to its employees or agents, the Parties will select a mutually agreeable outside consulting firm which will be instructed to review the applicable information and data and to confirm or dissent from FUSION’S determination. If the consulting firm confirms FUSION’S determination, CPDC will pay the fees of such consulting firm. If the consulting firm dissents from FUSION’S determination, CPDC will not have the obligations set forth herein with respect to the Recall and FUSION will pay the fees of such consulting firm.

(b)

FUSION and/or its designee shall maintain records of all sales, shipping records of Product and customers in sufficient detail to adequately administer a Recall for the period of time as required by applicable law and regulation. CPDC’s Shipping Records of Product will be given to Fusion on request such that Fusion can maintain the records and, if such a request is made, will be delivered within a timeframe to be detailed within Quality Agreement.

4.8

New Regulatory Requirements. Each Party shall promptly notify the other of new regulatory requirements of which it becomes aware which are relevant to the manufacture of any Product under this Agreement and which are required by the Regulatory Authorities, as applicable. The Parties shall confer with each other with respect to the best means to implement and comply with such requirements. Any reasonable costs for modifications or additions to the facility required as a result of new regulatory requirements shall be borne by [***].

4.9

Records. CPDC shall maintain all records necessary to evidence compliance in all respects with (i) the applicable cGMP regulations, Canadian Environmental Health and Safety (“EHS”) regulations, the requirements of the CNSC for handling of radioactive materials and the Canadian and International regulations for the transport of dangerous goods as related to the supply and manufacture of Products; (ii) the Specifications; and (iii) obligations under this Agreement. All such records shall be maintained by CPDC according to that specified within the Quality Agreement. CPDC shall provide to FUSION reasonable access to such records upon request Prior to destruction of any record after such time, CPDC shall give written notice to FUSION. FUSION shall have the right within [***] of receipt of such notice to request that CPDC maintain such records in an off-site storage facility for such longer periods as FUSION requests, provided that FUSION pays all costs associated with such off-site storage.

5.	Representations and Warranties

5.1	Mutual Representations and Warranties. Each Party represents and warrants to the other as follows:

(a)	it is a corporation duly organized and validly existing under the laws of the state, province or country of its incorporation;

(b)	it has the complete and unrestricted power and right to enter into this Agreement and to perform its obligations hereunder;

(c)

this Agreement has been duly authorized, executed and delivered by such Party and constitutes a legal, valid and binding obligation of such Party enforceable against such Party in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, receivership, moratorium, fraudulent transfer, or other similar laws affecting the rights and remedies of creditors generally and by general principles of equity;

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Supply Agreement - FUSION

(d)

the execution, delivery and performance of this Agreement by such Party do not conflict with any agreement, instrument or understanding, oral or written, to which such Party is a Party or by which such Party may be bound, nor violate any law or regulation of any court, governmental body or administrative or other agency having authority over such Party;

(e)

all consents, approvals and authorizations from all governmental authorities or other third parties required to be obtained by such Party in connection with the execution and delivery of this Agreement have been obtained;

(f)

no person or entity has or will have, as a result of the transactions contemplated by this Agreement, any right, interest or valid claim against or upon such Party for any commission, fee or other compensation as a finder or broker because of any act by such Party or its agents, or, with respect to such Party, because of any act by its Affiliates or sublicensees;

(g)	it has not entered into any agreement with any third Party that is in conflict with the rights granted to the other Party pursuant to this Agreement; and

(h)

neither it nor its Affiliates has been debarred or is subject to debarment, and such Party will not use in any capacity in connection with this Agreement any person or entity who has been debarred pursuant to Section 306 of the United States Federal Food, Drug and Cosmetic Act.

5.2

CPDC Limited Product Warranty. CPDC hereby provides a limited product warranty, and accordingly does warrant for each Batch, that the Product shipped will (i) conform with the Specifications, (ii) be manufactured, tested, processed, packed and prepared for shipment in accordance with cGMPs, and (iii) be free from defects in material and workmanship for the period from the date of manufacture to the expiry date set out on each Unit of Product packed and prepared for shipment.

5.3

No Implied or Other Warranties. CPDC is manufacturing Batches to meet Specifications and is supplying Products to FUSION’S designees. Except as expressly set out in this Supply Agreement, CPDC and FUSION hereby disclaim all other warranties or conditions, whether express or implied, statutory or otherwise including, but not limited to, any implied warranties or conditions of merchantability or fitness for a particular purpose.

6.	Term

6.1	Term. This Supply Agreement shall commence on the Effective Date, and shall continue for a period of [***] unless terminated earlier in accordance with the terms of this Supply Agreement.

[***] Import Alert [***], the Parties shall [***]. Negotiating in good faith, the Parties shall agree to a reasonable minimum percentage of Product supply to [***] Import Alert. In addition, the parties will negotiate the different aspects of the territories and related terms which may include, but are not limited to, [***].

[***] Import Alert [***], the Parties shall amend this Supply Agreement to revise the [***] Territories. Negotiating in good faith, the Parties shall agree to a reasonable minimum percentages of Product supply to the each territory, including but not limited to [***] and such amendment shall be closed within [***] of CPDC notifying Fusion [***] Import Alert.

6.2

Term, Renewal. Following the Term, this Supply Agreement shall automatically renew for successive periods of one (1) year (each a “Renewal Term”), unless a Party delivers written notice of non-renewal to the other Party [***] prior to the end of the applicable term. The Term, Initial Renewal Term and Renewal Terms shall be collectively referred to as the “Term”.

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Supply Agreement - FUSION

7.	Termination

7.1	Termination by FUSION, Without Cause. FUSION may terminate this Agreement by providing written notice to the CPDC where:

(a)	[***] following the Effective Date of this Supply Agreement, FUSION may terminate this Agreement without cause by providing CPDC with [***] prior written notice.

(b)	Fusion discontinues the trial or terminates the program, Fusion may terminate this agreement by giving [***] written notice to CPDC

7.2	Termination by FUSION, For Cause. FUSION may terminate this Agreement with immediate effect, by providing written notice to the CPDC, where:

(a)

CPDC commits a fundamental breach of any of its obligations under this Agreement, and such breach is not remedied (if capable of remedy) within [***] of notice in writing from FUSION requiring that such breach be remedied;

(b)	CPDC becomes insolvent or goes into administration, receivership or liquidation or enters into any arrangement or composition with its creditors; or

(c)	CPDC ceases or threatens to cease carrying on business.

(d)	CPDC fails to maintain a Drug Establishment License with Health Canada

7.3

Without limiting Section 11, in the event of for cause termination of this Agreement by FUSION pursuant to Section 7.2, CPDC’s maximum liability shall be no greater than that set forth in Section 11.2.

7.4	Termination by CPDC, For Cause. CPDC may terminate this Agreement immediately on written notice to FUSION if:

(a)

FUSION fails to pay or dispute any invoice in accordance with Section 3.5 and fails to remedy such breach within [***] of a notice from CPDC requiring FUSION to remedy the same and stipulating that FUSION is in breach of this Agreement; or

(b)	FUSION becomes insolvent or goes into administration, receivership or liquidation or enters into any arrangement or composition with its creditors.

7.5

Termination of this Agreement is without prejudice to any accrued rights of either party as at the date of termination, including, without limitation, CPDC’s right to invoice FUSION pursuant to Section 3.5 for any amounts chargeable pursuant to this Agreement as of the date of termination, or as a result of termination.

7.6	Upon termination of this Agreement for any reason whatsoever:

(a)	CPDC must immediately return, [***], all of FUSION’S property in CPDC’s possession; and

(b)	all then active Production Orders shall be deemed to have been cancelled by FUSION as of the date of termination of this Agreement.

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Supply Agreement - FUSION

(c)

Shall relieve CPDC of its Exclusivity and Performance of Work obligations set forth in the Master Services Agreement sections 3 and 4 respectively, unless, other work orders under the MSA are still valid.

7.7	Prior Obligations. Except as otherwise set forth in this Section 7, termination of this Supply Agreement for any reason shall not release either Party from any obligation theretofore accrued.

8.

Survival. Any provision of this Supply Agreement, which, by its terms, is intended to survive the termination or expiration of this Supply Agreement, shall survive such termination or expiration of this Agreement.

9.

Assignment. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of the Parties hereto; provided, however, that neither Party shall transfer or assign this Agreement without the prior written consent of the other Party, such consent not to be unreasonably withheld, except where such assignment is by CPDC to any successor or subsidiary organization created within [***] of the Effective Date of this Agreement, which assignment may be completed without the prior written consent of FUSION. Notwithstanding the foregoing, each Party may assign this Agreement and its rights and obligations hereunder without such consent in connection with the transfer or sale of all or substantially all of the business of such Party to which this Agreement relates, whether by merger, sale of stock, sale of assets or otherwise, provided the assignee agrees in writing with the other Party hereto to assume all obligations and liabilities of the assignor under this Agreement.

10.	Indemnification

10.1

By CPDC. CPDC shall defend, indemnify and hold FUSION and its Affiliates and sublicensees, and each of their respective directors, officers and employees, harmless from and against any and all damages, liabilities, costs and expenses (including the reasonable costs and expenses of lawyers and other professionals) (collectively “Losses”) incurred by FUSION in connection with any claim, demand, action or other proceeding (each, a “Claim”) by a third party (excluding FUSION’S Affiliates and sublicensees), to the extent such Losses arise out of (a) failure of the Product delivered under this Agreement to conform to the Specifications; (b) CPDC’s breach of this Agreement, including without limitation any failure of its representations and warranties set forth in Section 5.1 or 5.2 to have been accurate when made or any breach of the covenants set forth in this Agreement; or (c) the gross negligence or intentional misconduct of CPDC or any of its Affiliates, or any of their respective directors, officers, employees, provided CPDC will not have an indemnification obligation with respect to any Claim to the extent that FUSION has an indemnification obligation under Section 10.2.

10.2

By FUSION. FUSION shall defend, indemnify and hold CPDC and Its Affiliates, and each of their respective directors, officers and employees, harmless from and against any and all Losses incurred by CPDC in connection with of any Claim by a third party (excluding CPDC’s Affiliates), to the extent such Losses arise out of: (a) except to the extent arising from the failure of the Product to conform to the Specifications, the use or sale of the Product by FUSION, its Affiliates, sublicensees, distributors, agents or other parties; (b) except to the extent arising from the failure of the Product to conform to the Specifications, the manufacture, storage, use, handling, promotion, marketing, distribution, importation, sale or offering for sale of Product; (c) interactions and communications with governmental authorities, physicians or other third parties; or (d) FUSION’S breach of this Agreement, including without limitation any of its representations and warranties set forth in Section 5.1, (e) the gross negligence or intentional misconduct of FUSION or any of its Affiliates, or any of their respective directors, officers, employees, provided FUSION will not have an indemnification obligation with respect to any Claim to the extent that CPDC has an indemnification obligation under Section 10.1.

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Supply Agreement - FUSION

10.3	EXPENSES. AS THE PARTIES INTEND COMPLETE INDEMNIFICATION, ALL COSTS AND EXPENSES OF ENFORCING ANY PROVISION OF THIS SECTION 10 SHALL ALSO BE REIMBURSED BY THE INDEMNITOR.

11.	LIMITATIONS OF LIABILITY.

11.1

GENERAL. EXCEPT FOR DAMAGES FOR WHICH A PARTY IS RESPONSIBLE PURSUANT TO ITS INDEMNIFICATION OBLIGATIONS SET FORTH IN SECTION 10 ABOVE, EACH PARTY SPECIFICALLY DISCLAIMS ALL LIABILITY FOR AND SHALL IN NO EVENT BE LIABLE FOR ANY INCIDENTAL, SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, EXPENSES, LOST PROFITS, LOST SAVINGS, INTERRUPTIONS OF BUSINESS OR OTHER DAMAGES OF ANY KIND OR CHARACTER WHATSOEVER ARISING OUT OF OR RELATED TO THIS AGREEMENT OR RESULTING FROM THE MANUFACTURE, HANDLING. MARKETING, SALE, DISTRIBUTION OR USE OF LICENSED PRODUCT REGARDLESS OF THE FORM OF ACTION, WHETHER IN CONTRACT, TORT, STRICT LIABILITY OR OTHERWISE, EVEN IF SUCH PARTY WAS ADVISED OF THE POSSIBILITY OF SUCH DAMAGES. FUSION SHALL HAVE NO REMEDY, AND CPDC SHALL HAVE NO LIABILITY, OTHER THAN AS EXPRESSLY SET FORTH IN THIS AGREEMENT. EXCEPT FOR DAMAGES FOR WHICH A PARTY IS RESPONSIBLE PURSUANT TO ITS INDEMNIFICATION OBLIGATIONS SET FORTH IN SECTION 10 ABOVE, NO ACTION, REGARDLESS OF FORM, ARISING OUT OF OR RELATED TO THIS AGREEMENT MAY BE BROUGHT BY EITHER PARTY MORE THAN [***] AFTER SUCH PARTY HAS KNOWLEDGE OF THE OCCURRENCE THAT GAVE RISE TO THE CAUSE OF SUCH ACTION.

11.2

CPDC MAXIMUM LIABILITY. NOTWITHSTANDING ANY OTHER TERM HEREIN, OR ANY TERM OF THE MASTER SERVICES AGREEMENT. CPDC’S MAXIMUM LIABILITY TO FUSION UNDER THIS SUPPLY AGREEMENT FOR ANY REASON WHATSOEVER, INCLUDING, WILL NOT EXCEED [***].

12.

Non-Solicitation. During the term and for a period of [***] thereafter, neither party shall solicit, induce, encourage or attempt to induce or encourage any employee of the other party with whom such party has had direct contact to terminate his or her employment with such other party or to breach any other obligation to such other party. This section is not meant to encompass general solicitations such as may be found in newspaper advertisements and the like and the interviewing or hiring of any person who responds to a general solicitation

13.

FORCE MAJEURE. NEITHER PARTY SHALL BE LIABLE FOR FAILURE TO PERFORM, OR DELAY IN THE PERFORMANCE OF, ITS OBLIGATIONS UNDER THIS AGREEMENT (OTHER THAN PAYMENT OBLIGATIONS) WHEN SUCH FAILURE OR DELAY IS CAUSED BY AN EVENT OF FORCE MAJEURE. FOR PURPOSES OF THIS AGREEMENT, AN EVENT OF FORCE MAJEURE MEANS ANY EVENT OR CIRCUMSTANCE BEYOND THE REASONABLE CONTROL OF THE AFFECTED PARTY. INCLUDING BUT NOT LIMITED TO, WAR, INSURRECTION, RIOT, FIRE, FLOOD OR OTHER UNUSUAL WEATHER CONDITION, EXPLOSION. ACT OF GOD, PERIL OF THE SEA, STRIKE, LOCKOUT OR OTHER INDUSTRIAL DISTURBANCE, SABOTAGE, ACCIDENT, EMBARGO, BREAKAGE OF MACHINERY OR APPARATUS, INJUNCTION, ACT OF GOVERNMENTAL AUTHORITY, COMPLIANCE WITH GOVERNMENTAL ORDER ON NATIONAL DEFENSE REQUIREMENTS, OR INABILITY TO OBTAIN FUEL, POWER, RAW MATERIALS, LABOR OR TRANSPORTATION FACILITIES. IF, DUE TO ANY EVENT OF FORCE MAJEURE, EITHER PARTY SHALL BE UNABLE TO FULFILL ITS OBLIGATIONS UNDER THIS AGREEMENT (OTHER THAN PREVIOUSLY ACCRUED PAYMENT OBLIGATIONS FROM COMPLETED WORK, THE AFFECTED PARTY SHALL IMMEDIATELY NOTIFY THE OTHER PARTY OF SUCH INABILITY AND OF THE PERIOD DURING WHICH SUCH INABILITY IS EXPECTED TO CONTINUE AND SHALL USE COMMERCIALLY REASONABLE EFFORTS TO MITIGATE THE LENGTH AND EFFECT OF SUCH FORCE MAJEURE EVENT.

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14.

Compliance with Law. Each Party agrees to comply, and to require its Affiliates and Sublicensees to comply with all applicable international, federal, state and local laws, rules and regulations, including, but not limited to, import/export restrictions, laws, rules and regulations governing use and patent, copyright and trade secret protection, in the performance of its activities as contemplated by this Agreement.

15.	Costs and Expenses. Except as otherwise expressly provided in this Agreement, [***] shall bear all costs and expenses associated with the performance of [***] under this Agreement.

16.

Notices. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be delivered in person, transmitted by facsimile, e-mail or similar means of recorded electronic communication or sent by registered mail, charges prepaid, addressed to the addresses set out on the signature page hereof. Any such notice or other communication shall be deemed to have been given and received on the day on which it was delivered or transmitted (or, if such day is not a business day, on the next following business day) unless mailed, in which case on the [***] following the date of mailing; provided, however, that if at the time of mailing or within [***] thereafter there is or occurs a labour dispute or other event that might reasonably be expected to disrupt the delivery of documents by mail, any notice or other communication hereunder shall be delivered or transmitted by means of recorded electronic communication as described.

17.

Severability. Each provision contained in this Agreement is distinct and severable and a declaration of invalidity or unenforceability of any such provision or part thereof by a court of competent jurisdiction shall not affect the validity or enforceability of any other provision hereof.

18.

Headings and References. The descriptive headings of this Agreement are for convenience only and shall be of no force or effect in construing or interpreting any of the provisions of this Agreement. The terms “this Agreement”, “hereof, “hereunder” and similar expressions refer to this Agreement and not to any particular Sections, subsection or other portion hereof, and include any agreement supplemental hereto. Unless something in the subject matter or context is inconsistent therewith, references herein to Sections, subsections, paragraphs, subparagraphs and further subdivisions are references to such subdivisions of this Agreement.

19.

Number, Gender and Persons. Unless the context otherwise requires, any reference to gender shall include both genders and words importing the singular number shall include the plural and vice-versa. Words importing “persons” include individuals, partnerships, associations, trusts, unincorporated organizations and corporations.

20.

Calculation of Time Periods. Where a time period is expressed to begin or end at, on or with a specified day, or to continue to or until a specified day, the time period includes that day. Where a time period is expressed to begin after or to be from a specified day, the time period does not include that day. Where anything is to be done within a time period expressed after, from or before a specified day, the time period does not include that day. If the last day of a time period is not a business day, the time period shall end on the next business day.

21.

Definitions. Any definitions contained in this Agreement shall include any necessarily corresponding definitions as the context may require. Any capitalized or otherwise defined term used in this Agreement shall have the meaning ascribed in this Agreement regardless of whether such meaning is ascribed earlier or later in this document than the reference in question.

22.

Further Assurances. Each of the Parties hereto shall, at all times and from time to time hereafter, execute, acknowledge, and deliver such other instruments and shall take such other action as may be necessary to carry out their respective obligations under this Agreement.

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23.

Waiver. Except as expressly provided in this Agreement, no amendment or waiver of this Agreement or any portion thereof shall be binding unless executed in writing. No waiver of any provision of this Agreement shall constitute a waiver of any other provision, nor shall any waiver of any provision of this Agreement constitute a continuing waiver unless otherwise expressly provided.

24.

Counterparts. This Agreement may be executed in any number of counterparts, and/or by facsimile or e-mail transmission of standard PDF files, each of which shall constitute an original and all of which, taken together, shall constitute one and the same instrument.

(remainder of page intentionally left blank; signature page follows)

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IN WITNESS WHEREOF, the Parties hereto have each caused this Supply Agreement to be duly executed as of the Effective Date.

Centre for Probe Development and Commercialization McMaster University Nuclear Research Building, A316 1280 Main Street West Hamilton, Ontario Canada, L8S 4K1	Fusion Pharmaceuticals Inc. 270 Longwood Road South Hamilton, Ontario Canada, L8P 0A6

By	By
Name	Name
Title	Title
Date	Date

[SIGNATURE PAGE]

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SCHEDULE 1: SUPPLY PRICING

[***]

4.	Production Standby Fee: a fee of $45,000 per month shall apply to [***].

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